Exhibit 99.1 Investor Presentation First Quarter Fiscal Year 2020 KIMBALL ELECTRONICS 1

KIMBALL ELECTRONICS (Nasdaq: KE) // Safe Harbor Statement Certain statements contained within this presentation may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, successful integration of acquisitions and new operations, global economic conditions, geopolitical environment, significant reductions in volumes and order patterns from key contract customers, loss of key customers or suppliers, financial stability of key customers and suppliers, availability or cost of raw materials, impact related to tariffs and other trade barriers, and increased competitive pricing pressures. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and other filings with the Securities and Exchange Commission (the “SEC”). This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of Share Owners’ equity of the company. The non-GAAP financial measures contained herein include Adjusted Operating Income/Margin, Adjusted Net Income/Margin, Adjusted EBITDA/Margin, Tangible Book Value, Tangible Book Value per Share, Adjusted Earnings Per Share, and Return on Invested Capital (ROIC), which have been adjusted for spin-off expenses, proceeds from lawsuit settlements, a bargain purchase gain, and adjustments to provision for income taxes due to the U.S. Tax Cuts and Jobs Act (“Tax Reform”) enacted in December 2017. Management believes it is useful for investors to understand how its core operations performed without the effects of incremental costs related to the spin-off, the lawsuit proceeds, the bargain purchase gain, and adjustments to provision for income taxes due to Tax Reform. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP measures to enable meaningful trending of core operating metrics. KIMBALL ELECTRONICS 2

KIMBALL ELECTRONICS (Nasdaq: KE) // Who We Are Global manufacturing solutions provider Headquarters: of contract electronics and diversified manufacturing services Jasper, Indiana used in… Automotive, Industrial, Medical & Public Safety Industries Established in 1961 Focused on non-commodity products and components Nasdaq: KE that require … Market Cap*: $449 M complexity, quality, reliability, and durability TTM Revenue**: $1.2 B FYE: June 30 6,300+ employees in 9 countries *As of November 7, 2019 ** For the twelve months ended September 30, 2019 KIMBALL ELECTRONICS 3

KIMBALL ELECTRONICS (Nasdaq: KE) // Why Invest? Expect high single-digit revenue • Utilization rates increase growth Opportunities Above Average • New customer programs • Focus on secular growth trends to Expand Revenue mature • Positive outsourcing trends Profitability • Contribution from new Growth • Market share gains and Returns strategic investments Significant barriers to entry • Focus in areas that require • 10 year+ relationships with Sustainable complexity, regulatory approval, Predictable & 76% (as a % of revenue) of Competitive and durable electronics Recurring customers* Advantage • Sustainable long-term customer Revenue • 3 to 10 year typical program relationships life Track record of disciplined capital allocation decisions Strong • Investment focus on ROIC Balance • Repurchased >10% of outstanding shares Sheet • $55 million in cash… $132 million in total liquidity* • $150 million Credit Facility, with option to increase to $225 million * At or for the three months ended September 30, 2019 KIMBALL ELECTRONICS 4

KIMBALL ELECTRONICS (Nasdaq: KE) // What We Do INDUSTRIAL 22%* PUBLIC SAFETY 6%* • Climate Controls • Thermal Imaging • Automation Controls • Fire Detection • Operator Interface • First Responder • Optical Inspection Electronics • Smart Metering $1.2B • Security FY 2019 OTHER 1%* NET SALES AUTOMOTIVE 40%* MEDICAL 31%* • Electronic Power Steering • Sleep Therapy and Respiratory Care • Body Controls • Medical Imaging and Guided Therapy • Occupant Safety • In Vitro Diagnostics • Automated Driver Assist Systems • Drug Delivery • AED *As a % of FY2019 total revenue; Unaudited Contract Manufacturer of non-commodity products and components that require complexity, quality, reliability, and durability KIMBALL ELECTRONICS 5

KIMBALL ELECTRONICS (Nasdaq: KE) // Our Value Proposition/Competitive Moat Global consistency - Single instance of SAP supports manufacturing operations globally. Standard lean six sigma practices shared across all facilities. Deep domain expertise - Experienced body of knowledge required for high quality, high reliability, highly complex, and durable electronics. Regulatory compliance & industry certifications - FDA, ISO, UL, CSA, RoHS, WEEE, HALT, HASS, IPC, J-STD Global Footprint – Support global OEMs in all areas of the world. More easily allows programs to be single sourced. 58 year history – Track record for quality and cost innovation. KIMBALL ELECTRONICS 6

KIMBALL ELECTRONICS (Nasdaq: KE) // Global Footprint Indianapolis, IN Poznan, Poland San Jose, CA Chiba, Japan Jasper, IN Timisoara, Romania Tampa, FL Nanjing, China Reynosa, Mexico Suzhou, China Trivandrum, India Ho Chi Minh City, Vietnam Laem Chabang, Thailand 1.3 million square feet of owned manufacturing space KIMBALL ELECTRONICS 7

KIMBALL ELECTRONICS (Nasdaq: KE) // Sustainable Long-Term Customer Relationships Typical Program Length Automotive: 5-7 years Medical: 10 years Industrial: 3-5 years Programs are mostly single sourced Recurring revenue Long-term predictable revenue enables multi-year planning Enables projects focused on multi-year ROIC KIMBALL ELECTRONICS 8

KIMBALL ELECTRONICS (Nasdaq: KE) // Sizable Addressable Market Total Market Size $471 Billion Industrial Market CAGR CAGR Medical $31 Verticals 2012-2017 2017-2022 Billion Automotive 5.9% 8.3% $19 Medical 5.1% 6.2% Billion Industrial 2.5% 5.9% Total Market 2.7% 7.5% Automotive $14 Billion Focused on Fast Growing Market Verticals Source: THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. KIMBALL ELECTRONICS 9

KIMBALL ELECTRONICS (Nasdaq: KE) // Rapid Change for Traditional Manufacturing • Outsourcing is accelerating… – Faster time to market – Allocating resources to points of differentiation – Eco-system is becoming exponentially more complicated – Global worker shortage – Near sourcing •Disruption is coming… – Automation – 3D Printing – Artificial Intelligence – Augmented Reality KIMBALL ELECTRONICS 10

KIMBALL ELECTRONICS (Nasdaq: KE) // Megatrends Opportunities Increasing electronic content per vehicle • Automated Driver Assistance Systems (“ADAS”) • Infotainment Systems • Passenger Safety Systems • Mobility/Vehicle Management • Electric Vehicles • Redundant Systems for Self Driving Cars Global Automotive electronics assembly value to grow 8.3% through 2022 Sources: Clemson University; THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. KIMBALL ELECTRONICS 11

KIMBALL ELECTRONICS (Nasdaq: KE) // Megatrends Opportunities Healthcare Growth Automation and Industry 4.0 • Aging Population • Internet of Things • Affordability/Increasing Access to • Smart Metering Care • Connected Care to Improve Patient Outcomes • Decreasing Device Size • Connected Drug Delivery Global Medical electronics assembly value to grow 6.2% through 2022 Global Industrial electronics assembly value to grow 5.9% through 2022 * THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. KIMBALL ELECTRONICS 12

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Target end markets with strong secular growth Make investments that enable greater strategic customer engagement and enhance return profile Leveraging existing assets & continuously improving efficiencies KIMBALL ELECTRONICS 13

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value End Markets with Secular Growth - Automotive Kimball Automotive Growth 40% of Revenue* AUTOMOTIVE CAGR 2015-2019 FY19 vs FY18 Growth • Electronic Power Steering 12% 1% • Body Controls • Occupant Safety • Automated Driver Assist Systems Market Growth Representative Customers CAGR 2012-2017** CAGR 2017-2022** 5.9% 8.3% 1 in 5 light vehicles have a Kimball Part (Unaudited) *As a % of FY2019 total revenue ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp . KIMBALL ELECTRONICS 14

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value End Markets with Secular Growth - Medical Kimball Medical Growth 31% of Revenue* CAGR 2015-2019 FY19 vs FY18 Growth MEDICAL • Sleep Therapy and 11% 17% Respiratory Care • Medical Imaging and Guided Therapy • In Vitro Diagnostics • Drug Delivery • AED Market Growth Representative Customers CAGR 2012-2017** CAGR 2017-2022** Medical Healthcare 5.1% 6.2% Healthcare *As a % of FY2019 total revenue (Unaudited) ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. KIMBALL ELECTRONICS 15

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value End Markets with Secular Growth – Industrial Kimball Industrial Growth 22% of Revenue* INDUSTRIAL CAGR 2015-2019 FY19 vs FY18 Growth • Climate Controls • Automation Controls 6% 18% • Operator Interface • Optical Inspection • Smart Metering Market Growth Representative Customers CAGR 2012-2017** CAGR 2017-2022** 2.5% 5.9% *As a % of FY2019 total revenue ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. (Unaudited) KIMBALL ELECTRONICS 16

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value ROIC Measured Over Multiple Years As new programs mature, volumes ramp, and cost efficiencies are gained Increased launch activity in recent years has put near term pressure on profitability/returns ROIC measured over multiple years Programs are mostly single sourced Program Life-Cycle Initial investments volume ramp and Efficiencies from Efficiencies offset by End of sourcing & process utilization pricing pressure product life improvement improves Profitability Time (3 to 10 years) KIMBALL ELECTRONICS 17

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Our Strategy: Developing Into A Multifaceted Manufacturing Solutions Provider Organic Growth Electronics Manufacturing Outsourced Manufacturing Services Services M&A Investments that Increase Customer Engagement Diversified Add manufacturing services for non-electronic Contract components Manufacturing Services Enhance profitability/return - Attractive margin and return profile Offer Turnkey Solutions & Package of Value Expand capabilities to manufacture, install, and service Automation, manufacturing systems Test & Measurement Greater strategic customer engagement – Engaged in the decision to Expanding Solution Set Solution Expanding build internally or contract, as well as the decision of “How to build it” Enhance profitability/return with businesses that include proprietary products, software, and services Leverage AT&M technologies across all market verticals – Create new revenue opportunities and improve manufacturing efficiencies/quality KIMBALL ELECTRONICS 18

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Acquisition Strategy Strategy Focus: Key Criteria • To establish a global market leadership • New capabilities position as a premier AT&M provider • New customer relationships and minimum • Medical focused Diversified Contract customer overlap Manufacturing Services • EPS accretive by the second year and ROIC • Opportunistic deals/customer divestitures accretive by the third year KIMBALL ELECTRONICS 19

KIMBALL ELECTRONICS (Nasdaq: KE) // Financial Review Revenue Growth, Margin Expansion, and Strong Financial Profile KIMBALL ELECTRONICS 20

KIMBALL ELECTRONICS (Nasdaq: KE) // Financial Targets 8% 4.5% 12.5% Revenue Operating Operating Growth Margin ROIC KIMBALL ELECTRONICS 21

KIMBALL ELECTRONICS (Nasdaq: KE) // Revenue Performance REVENUE PERFORMANCE REVENUE BY VERTICAL MARKET Target 8% - Achieving above target growth rates 100% 2% 2% 1% 1% 2% 7% 7% 6% 6% 5% $1,300 $1,230 90% $1,182 $1,200 20% 22% 21% $1,084 80% 22% 22% $1,100 $1,072 70% $1,000 $931 60% 29% $900 $842 31% 32% 30% 28% $800 50% $700 40% $600 30% $500 44% 20% 39% 41% 40% 40% $400 10% $300 FY16 FY17 FY18 FY19 TTM TTM 0% IN $ MILLIONS 1Q19 1Q20 FY16 FY17 FY18 FY19 1QFY20 Automotive Medical Industrial 10% CAGR FY2015 to FY2019 • 10% Growth FY19 Public Safety Other (Unaudited) KIMBALL ELECTRONICS 22

KIMBALL ELECTRONICS (Nasdaq: KE) // Profitability Trends ADJUSTED OPERATING INCOME/MARGIN* ADJUSTED EBIDTA/MARGIN** Target 4.5% Operating Margin $80 8.0% $50 4.2% 3.7% 4.5% 6.1% 3.9% 7.0% 6.7% 6.0% $45 4.0% 6.3% 3.5% 3.5% 3.6% $70 7.0% $40 3.5% 5.7% 6.0% $35 $60 3.0% 5.0% $30 2.5% $50 $25 4.0% 2.0% $40 $20 3.0% 1.5% $15 $30 2.0% $10 1.0% $20 1.0% $5 0.5% $0 0.0% $10 0.0% FY16 FY17 FY18 FY19 TTM TTM FY16 FY17 FY18 FY19 TTM TTM IN $ MILLIONS IN $ MILLIONS 1Q19 1Q20 1Q19 1Q20 Expect improvement from maturity of new programs and integration of GES operations * Adjusted Operating Income and Margin are Non-GAAP terms. A reconciliation is provided in the appendix of this presentation. Prior period amounts have been restated to reflect the retrospective adoption of new accounting guidance on (Unaudited) improving the presentation of net periodic pension cost and net periodic postretirement benefit cost. ** Adjusted EBITDA and Margin are Non-GAAP terms. A reconciliation is provided in the appendix of this presentation. KIMBALL ELECTRONICS 23

KIMBALL ELECTRONICS (Nasdaq: KE) // Capital Expenditures and Depreciation & Amortization Significant capex spending to fuel multi-year organic growth and expansion in ROIC $14 $12 $10 $8 $6 $4 $2 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 IN $ MILLIONS D&A Total Capex (Unaudited) KIMBALL ELECTRONICS 24

KIMBALL ELECTRONICS (Nasdaq: KE) // Target ROIC 12.5% 12% 10.3% 10.1% 10% 9.3% 9.0% 8.9% 8.7% 8% 6% 4% 2% 0% FY16 FY17 FY18 FY19 TTM 1Q19 TTM 1Q20 * ROIC is a Non-GAAP term. A reconciliation is provided in the appendix of this presentation. Prior period amounts have been restated to reflect the retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost. (Unaudited) KIMBALL ELECTRONICS 25

KIMBALL ELECTRONICS (Nasdaq: KE) // Capital Allocation Reinvest in the business – Significant capex spending of $100 approximately $30 million/year to $90 multi-year organic growth and expansion in ROIC $80 $70 Acquisitions – $50+ million of $60 acquisitions over past four years. Going forward M&A will play an $50 important role in strategic direction $40 of the firm. $30 Share Repurchase – $71 million of $20 common stock repurchases $10 representing more than 10% of $0 outstanding shares through FY16 FY17 FY18 FY19 Q1FY20 September 30, 2019 at an average IN $ MILLIONS price of $15.04/share (Unaudited) KIMBALL ELECTRONICS 26

KIMBALL ELECTRONICS (Nasdaq: KE) // Strong Balance Sheet * As of June 30, 2019 (Unaudited) ** Range as reported for quarters ending June 30, 2018 and June 30, 2019 KIMBALL ELECTRONICS 27

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Value for Our Share Owners KIMBALL ELECTRONICS 28

KIMBALL ELECTRONICS (Nasdaq: KE) // Why Invest? Expect high single-digit revenue • Utilization rates increase growth Opportunities Above Average • New customer programs • Focus on secular growth trends to Expand Revenue mature • Positive outsourcing trends Profitability • Contribution from new Growth • Market share gains and Returns strategic investments Significant barriers to entry • Focus in areas that require • 10 year+ relationships with Sustainable complexity, regulatory approval, Predictable & 76% (as a % of revenue) of Competitive and durable electronics Recurring customers* Advantage • Sustainable long-term customer Revenue • 3 to 10 year typical program relationships life Track record of disciplined capital allocation decisions Strong • Investment focus on ROIC Balance • Repurchased >10% of outstanding shares Sheet • $55 million in cash… $132 million in total liquidity* • $150 million Credit Facility, with option to increase to $225 million * At or for the three months ended September 30, 2019 KIMBALL ELECTRONICS 29

Questions KIMBALL ELECTRONICS 30

KIMBALL ELECTRONICS (Nasdaq: KE) //

Reconciliation of Non-GAAP Results

(In Millions)	FY16	FY17	FY18	FY19	TTM 1Q19	TTM 1Q20
Revenue, as reported	$ 842	$ 931	$ 1,072	$ 1,182	$ 1,084	$ 1,230
Operating Income (GAAP)	$ 29.518	$ 42.780	$ 42.038	$ 42.060	$ 39.547	$ 46.143
Add: Spin-off Expenses	0.137	-	-	-	-	-
Less: Lawsuit Proceeds	-	4.005	-	0.307	0.092	0.215
Adjusted Operating Income (non-GAAP)	$ 29.655	$ 38.775	$ 42.038	$ 41.753	$ 39.455	$ 45.928
Adjusted Operating Margin (non-GAAP)	3.5%	4.2%	3.9%	3.5%	3.6%	3.7%
Revenue, as reported	$842	$931	$1,072	$1,182	$1,084	$1,230
Net Income (GAAP)	$ 22.287	$ 34.179	$ 16.752	$ 31.558	$ 13.341	$ 33.087
Add: Spin-off Costs	0.085	-	-	-	-	-
Add: Tax Adj. from Tax Reform	-	-	17.859	(0.251)	17.859	(0.251)
Less: Lawsuit Proceeds	-	2.499	-	0.233	0.070	0.163
Less: Bargain Purchase Gain	-	0.925	-	-	-	-
Adjusted Net Income (non-GAAP)	$ 22.372	$ 30.755	$ 34.611	$ 31.074	$ 31.130	$ 32.673
Adjusted Net Income Margin (non-GAAP)	2.7%	3.3%	3.2%	2.6%	2.9%	2.7%
Revenue, as reported	$842	$931	$1,072	$1,182	$1,084	$1,230
Adjusted Net Income (non-GAAP)	$ 22.372	$ 30.755	$ 34.611	$ 31.074	$ 31.130	$ 32.673
Add Interest, net	0.001	0.207	0.454	4.007	0.739	4.814
Add Depreciation & Amortization	19.869	23.904	26.376	28.873	26.762	29.430
Add Taxes	5.689	10.076	10.164	7.104	9.196	7.832
Adjusted EBITDA (non-GAAP)	$ 47.931	$ 64.942	$ 71.605	$ 71.058	$ 67.827	$ 74.749
Adjusted EBITDA Margin (non-GAAP)	5.7%	7.0%	6.7%	6.0%	6.3%	6.1%

* Prior period amounts have been restated to reflect the retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost.

(Unaudited)

KIMBALL ELECTRONICS 31

KIMBALL ELECTRONICS (Nasdaq: KE) // Reconciliation of Non-GAAP Results (In Millions, except per share data) FY16 FY17 FY18 FY19 Shareholders Equity, as reported $ 324.369 $ 342.272 $ 355.527 $ 369.854 Goodwill & Intangibles $ 10.784 $ 10.772 $ 10.566 $ 40.292 Tangible Book Value $ 313.585 $ 331.500 $ 344.961 $ 329.562 Average Shares Outstanding (Dilluted) 29.176 27.530 27.007 26.082 Tangible BV/Share $ 10.75 $ 12.04 $ 12.77 $ 12.64 Diluted Earnings per Share, as reported $ 0.76 $ 1.24 $ 0.62 $ 1.21 Add: Tax Adj. from Tax Reform - - 0.66 (0.01) Add: Impact of Spin-off Expenses 0.01 - - - Less: Impact of Settlement Proceeds from Lawsuits - 0.09 - 0.01 Less: Bargain Purchase Gain - 0.03 - - Adjusted Diluted Earnings per Share $ 0.77 $ 1.12 $ 1.28 $ 1.19 (Unaudited) KIMBALL ELECTRONICS 32

KIMBALL ELECTRONICS (Nasdaq: KE) //

Reconciliation of Non-GAAP Results

(In Thousands)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20
Operating Income (GAAP) (TTM)	$ 35,381	$ 40,671	$ 43,115	$ 42,780	$ 39,568	$ 37,515	$ 39,177	$ 42,038	$ 39,547	$ 39,640	$ 43,007	$ 42,060	$ 46,143
Less: Lawsuit Proceeds (TTM)	$ 4,005	$ 4,005	$ 4,005	$ 4,005	$ -	$ -	$ -	$ -	$ 92	$ 92	$ 92	$ 307	$ 215
Adjusted Operating Income (non-GAAP) (TTM)	$ 31,376	$ 36,666	$ 39,110	$ 38,775	$ 39,568	$ 37,515	$ 39,177	$ 42,038	$ 39,455	$ 39,548	$ 42,915	$ 41,753	$ 45,928
Tax Effect	$6,232	$8,003	$9,845	$8,627	$8,723	$7,269	$7,642	$9,715	$9,152	$8,982	$9,718	$7,729	$8,920
After Tax Adj. Operating Income (TTM)	$ 25,144	$ 28,663	$ 29,265	$ 30,148	$ 30,845	$ 30,246	$ 31,535	$ 32,323	$ 30,303	$ 30,566	$ 33,197	$ 34,024	$ 37,008
Average Invested Capital *	$271,587	$277,291	$285,547	$293,516	$302,721	$308,339	$315,751	$319,074	$326,168	$342,408	$366,995	$390,528	$411,735
ROIC	9.3%	10.3%	10.2%	10.3%	10.2%	9.8%	10.0%	10.1%	9.3%	8.9%	9.0%	8.7%	9.0%

* Average Invested Capital is computed using Share Owners' equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters. Prior period amounts have been restated to reflect the retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost.

(Unaudited)

KIMBALL ELECTRONICS 33

KIMBALL ELECTRONICS (Nasdaq: KE) // Reconciliation of Non-GAAP Results (In Thousands) FY16 FY17 FY18 FY19 TTM 1Q19 TTM 1Q20 Operating Income (GAAP) $ 29,518 $ 42,780 $ 42,038 $ 42,060 $ 39,547 $ 46,143 Add: Spin-off Expenses $ 137 $ - $ - $ - $ - $ - Less: Lawsuit Proceeds $ - $ 4,005 $ - $ 307 $ 92 $ 215 Adjusted Operating Income (non-GAAP) $ 29,655 $ 38,775 $ 42,038 $ 41,753 $ 39,455 $ 45,928 Tax Effect $ 6,267 $ 8,627 $ 9,715 $ 7,729 $ 9,152 $ 8,920 After Tax Adj. Operating Income $ 23,388 $ 30,148 $ 32,323 $ 34,024 $ 30,303 $ 37,008 Average Invested Capital * $ 263,371 $ 293,516 $ 319,074 $ 390,528 $ 326,168 $ 411,735 ROIC 8.9% 10.3% 10.1% 8.7% 9.3% 9.0% * Average Invested Capital is computed using Share Owners’ equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters. Prior period amounts have been restated to reflect the retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic (Unaudited) postretirement benefit cost. KIMBALL ELECTRONICS 34